UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Dryden National
Municipals Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1 – Reports to Stockholders

Dryden National Municipals Fund, Inc.

DECEMBER 31, 2006	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

February 16, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden National Municipals Fund informative and useful. Please note that each of the Florida Series, the New Jersey Series, the New York Series, and the Pennsylvania Series of Dryden Municipal Series Fund were recently reorganized into Dryden National Municipals Fund.

As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden National Municipals Fund, Inc.

Dryden National Municipals Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden National Municipals Fund, Inc. is to seek a high level of current income exempt from federal income taxes. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	4.68%	28.36%	65.76%	—
Class B	4.42	26.76	61.17	—
Class C	4.16	25.19	57.23	—
Class Z	4.94	29.89	N/A	44.93% (1/22/99)
Lehman Brothers Municipal Bond Index[2]	4.84	30.88	74.99	**
Lipper General Municipal Debt Funds Avg.[3]	4.50	26.96	61.54	***

Average Annual Total Returns[4] as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	0.49%	4.27%	4.75%	—
Class B	–0.58	4.69	4.89	—
Class C	3.16	4.60	4.63	—
Class Z	4.94	5.37	N/A	4.78% (1/22/99)
Lehman Brothers Municipal Bond Index[2]	4.84	5.53	5.76	**
Lipper General Municipal Debt Funds Avg.[3]	4.50	4.87	4.90	***

Distributions and Yields as of 12/31/06
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.66	3.12%	4.66%	4.80%
Class B	$0.62	3.02	4.51	4.65
Class C	$0.59	2.79	4.16	4.29
Class Z	$0.70	3.49	5.21	5.37

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 years of returns.

2The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total return is 48.74% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total return is 5.14% for Class Z.

3The Lipper General Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues in the top four credit ratings. Lipper Average Closest Month-End to Inception cumulative total return is 38.37% for Class Z. Lipper Average Closest Month-End to Inception average annual total return is 4.17% for Class Z.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

5Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden National Municipals Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 12/31/06
Puerto Rico Comwlth., G.O., Linked BPO-A.M.B.A.C.-T.C.R.S., 7.00%, 07/01/10	1.5%
Missouri St. Hwys. & Trans. Comm. St. Rd. Rev. First Lien, Ser. B., 5.00%, 05/01/23	1.3
Erie Cnty. Ind. Dev. Agcy., Sch. Fac. Rev., City of Buffalo Proj., F.S.A., 5.75%, 05/01/24	1.2
Mercer Cnty. Poll. Control Rev., Antelope Valley Station, A.M.B.A.C., 7.20%, 06/30/13	1.2
New Jersey Econ. Dev. Auth. Wtr. Facs., NJ American Wtr Co., F.G.I.C., 5.95%, 11/01/29	1.2

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/06
Aaa	59.0%
Aa	12.8
A	15.3
Baa	13.3
Ba	0.2
Not Rated	2.0
Total Investments	102.6
Liabilities in excess of other assets	–2.6
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

4	Visit our website at www.jennisondryden.com

Investment Subadviser’s Report

Prudential Investment Management, Inc.

Another year of solid relative performance for municipal bonds

Conditions in the municipal bond market improved during 2006 after the Federal Reserve (the Fed) halted its campaign to increase short-term interest rates. Bond prices gained in the second half of the year, which enabled the tax-exempt debt market to post a 4.84% return in 2006 that exceeded the 3.08% return of the U.S. Treasury market, based on the Lehman Brothers Municipal Bond Index (the Index) and the Lehman Brothers U.S. Treasury Index. This was the fourth year in a row that the municipal bond market outperformed the U.S. Treasury market.

The Fund continued to maintain a well-diversified portfolio allocated across the various sectors of the municipal bond market and geographical regions of the United States to minimize risk. We continued to emphasize longer-term municipal bonds, which performed better than shorter-term bonds in 2006. For the year, the cumulative total return of the Fund’s Class Z shares exceeded the return of the Index. However, the cumulative total returns of the Fund’s Class A, Class B, and Class C shares lagged the return of the Index in 2006 because they have higher operating expenses than the other share class.

Challenging first half of the year for municipal bonds…

In the first half of the year, Fed policymakers continued their latest effort to gradually slow economic growth enough to rein in inflationary pressures without triggering a recession. The target for the federal funds rate on overnight loans between banks was increased four times, raising the key rate from 4.25% to 5.25%. The rate hikes and concern that persistent inflationary pressures might lead the Fed to continue tightening monetary policy often put upward pressure on the yields of municipal bonds, which drove their prices lower as bond prices move inversely to yields.

…gives way to more favorable second half

But in the second half of the year, the Fed left short-term rates unchanged, bringing to a halt a string of 17 rate hikes that lasted from June 2004 through June 2006. Economic growth, which had begun to slow in the spring of 2006 as higher rates weakened the housing sector, continued to moderate in the second half of the year. Eventually oil prices began to decline, helping to ease inflation fears. There was even speculation in the financial markets that the Fed might have to cut short-term rates in 2007 to reinvigorate the economy. The outlook for lower rates often put downward pressure on municipal bond yields, particularly long-term yields, which boosted bond prices. Consequently, the slope of the municipal bond yield curve flattened in 2006 because yields on municipal bonds maturing in two years ended the year higher, while yields on long-term municipal bonds finished the year lower. The Fund benefited from a yield curve strategy that favored long-term municipal bonds, which performed better than shorter maturities.

Dryden National Municipals Fund, Inc.	5

Investment Subadviser’s Report (continued)

With the decline in long-term interest rates, some bonds held by the Fund improved in credit quality and gained in value because they were pre-refunded. That is, the issuer of the bonds took advantage of the drop in yields by issuing new bonds at lower interest rates whose proceeds were used to purchase special government securities that are held in an escrow account. The government securities are used to pay interest on the bonds held by the Fund until a predetermined refunding date, at which time the bonds will be retired ahead of their original maturity. By pre-refunding higher interest-rate bonds, the issuer may reduce its costs.

Healthcare sector still in good shape

The Fund continued to benefit from its significant overweight exposure to healthcare bonds relative to the Index and favorable security selection within the sector. Positive factors such as increased patient volumes and better financial management at hospitals helped the healthcare sector outperform the broader municipal bond market in 2006. In addition, continued improvement in the financial condition of states bodes well for healthcare institutions whose revenues depend on payments from Medicaid, the health program for millions of people with low incomes. Among the Fund’s healthcare holdings were Indiana Health Facilities Authority bonds for Clarian Health, a nonprofit healthcare system based in Indianapolis. We sold the bonds at a profit.

Supportive environment for corporate-backed municipal bonds

The Fund had an overweight exposure to the corporate-backed sector of the municipal bond market, which also performed better than the broader market in 2006. These bonds are issued by municipal authorities on behalf of companies to pay for pollution control or industrial development projects. While the economy lost steam in 2006, it remained healthy enough to support strong corporate earnings growth that bode well for the corporate-backed municipal bonds. Among the Fund’s holdings were bonds of Brazos River Authority in Texas that were issued on behalf of TXU Energy Co.

Greater exposure to tobacco-related sector another positive

The tobacco-related sector of the municipal bond market continued to play an important role in the Fund’s investment strategy. We increased exposure to the sector by purchasing bonds of the New Jersey Tobacco Settlement Financing Corp. that increased in value throughout the year. Certain legal rulings widely believed to favor the tobacco industry helped boost the value of its municipal bonds in 2006, even though there is no assurance that these rulings will not be overturned, in whole or in part, by another court.

6	Visit our website at www.jennisondryden.com

Puerto Rico bonds gained after approval of sales tax

Interest income on bonds of issuers from Puerto Rico are considered tax exempt in all 50 states, making the debt securities an attractive investment vehicle for the Fund. However, Puerto Rico bond prices came under pressure due to a budget crisis. The situation was resolved when the government introduced the Commonwealth’s first-ever sales tax that affects many consumer goods. We had increased the Fund’s exposure to Puerto Rico bonds, which gained in value after the sales tax plan was approved by the legislature.

Dryden National Municipals Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2006, at the beginning of the period, and held through the six-month period ended December 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values

8	Visit our website at www.jennisondryden.com

and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden National Municipals Fund, Inc.		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,043.80	0.95%	$4.89
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

Class B	Actual	$1,000.00	$1,042.50	1.20%	$6.18
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

Class C	Actual	$1,000.00	$1,041.20	1.45%	$7.46
	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38

Class Z	Actual	$1,000.00	$1,045.20	0.70%	$3.61
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2006 (to reflect the six-month period).

Dryden National Municipals Fund, Inc.	9

Portfolio of Investments

as of December 31, 2006

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 102.6%

Alabama 0.2%
Alabama Spl. Care Facs. Fin. Auth. Rev., Ascension Health Sr. Credit, Ser. D	Aa2	5.00%	11/15/39	$2,000	$2,084,280

Alaska 0.2%
Alaska Student Loan Corp. Ed. Ln. Rev., Ser. A-2, A.M.T.	AAA(d)	5.00	6/01/18	2,000	2,131,400

Arizona 0.7%
Pima Cnty. Ind. Dev. Auth. Rev., Tucson Elec. Pwr. Co., F.S.A.	Aaa	7.25	7/15/10	870	872,749
Pima Cnty. Uni. Sch. Dist. No. 1, G.O., F.G.I.C.(f)	Aaa	7.50	7/01/10	3,000	3,371,580
Tucson Cnty., G.O., Ser. A	Aa3	7.375	7/01/12	1,100	1,297,296

					5,541,625

California 7.4%
Anaheim Pub. Fin. Auth. Lease Rev., Ser. C, F.S.A.,(h)	Aaa	6.00	9/01/16	6,690	7,778,138
Ser. A, F.S.A.,(h)	Aaa	6.00	9/01/24	5,500	6,703,345
Bay Area Toll Auth. Toll Brdg. Rev. San Francisco Bay Area, Ser. F	Aa3	5.00	4/01/31	5,000	5,331,500
California Hlth. Facs. Fin. Auth. Rev. Cedars Sinai Med. Ctr.	A3	5.00	11/15/27	3,000	3,133,200
California Poll. Control Fin. Auth. Solid Waste Disp. Rev., Waste Mgmt., Inc. Proj., Ser. B, A.M.T.	BBB(d)	5.00	7/01/27	1,000	1,033,030
California St. Cmnty. Dev. Auth. Rev., Kaiser Permanente, Ser. B (Mandatory Put Date 7/01/14)	A+(d)	3.90	8/01/31	3,500	3,467,205
California St. Pub. Wks. Brd. Lease Rev., Dept. of Mental Health Coalinga, Ser. A	A2	5.50	6/01/19	2,000	2,210,594
Mental Health Coalinga, Ser. A	A2	5.50	6/01/20	2,000	2,210,593

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	11

Portfolio of Investments

as of December 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Mental Health Coalinga, Ser. A	A2	5.50%	6/01/22	$2,000	$2,210,593
California St., G.O.	A1	5.00	3/01/27	7,865	8,321,013
California St., G.O., M.B.I.A., Ser. A	Aaa	5.25	2/01/27	7,900	8,433,092
California Statewide Cmntys. Dev. Auth. Rev., Var. Kaiser C	A+(d)	5.25	8/01/31	1,000	1,066,680
Folsom Cordova Uni. Sch. Dist. Sch. Facs. Impvt. Dist. No. 2, Ser. A, G.O., C.A.B.S., M.B.I.A.	Aaa	Zero	10/01/21	60	31,934
Golden St. Tobacco Securitization Corp., Tobacco Settlement Rev., C.A.B.S., Asset Bkd., Ser. A, A.M.B.A.C. (Converts to 4.60% on 6/1/10)	Aaa	Zero	6/01/23	500	437,875
Loma Linda Hosp. Rev., Loma Linda Univ. Med. Center, Ser. A	Baa1	5.00	12/01/20	3,000	3,120,300
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., C.A.B.S., A.M.B.A.C.	Aaa	Zero	8/01/25	2,000	888,940
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev., Ser. A, C.A.B.S., M.B.I.A	Aaa	Zero	1/15/36	11,000	3,072,300
Santa Margarita Dana Point Auth. Impvt. Rev., Dists., 3, 3A, 4, 4A, Ser. B, M.B.I.A.	Aaa	7.25	8/01/14	2,000	2,461,200

					61,911,532

Colorado 1.4%
Colorado Health Facs. Auth. Rev., Adventist Health/Sunbelt, Ser. D	A2	5.25	11/15/35	1,500	1,592,655
Denver City & Cnty. Arpt. Rev. Sys., Ser. A, F.G.I.C.	Aaa	5.00	11/15/16	3,000	3,224,258
Ser. A, F.G.I.C.	Aaa	5.00	11/15/25	6,500	6,985,892

					11,802,805

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Connecticut 0.9%
Connecticut St. Spl. Tax Oblig. Rev., Trans. Infrastructure, Ser. A (Partially Pre-refunded Date 6/01/08)(b)	Aaa	7.125%	6/01/10	$1,000	$1,092,770
Connecticut St., G.O. Ser.D (Pre-refunded date 11/15/11) (b)(h)	Aa3	5.00	11/15/19	5,710	6,056,597

					7,149,367

District of Columbia 0.3%
District of Columbia Rev., Geo. Washington Univ., Ser. A, M.B.I.A.	Aaa	5.125	9/15/31	2,040	2,120,927

Florida 5.9%
Alvin Indpt. Sch. Dist., Schoolhouse, Ser. A, G.O., P.S.F., G.T.D.	Aaa	5.00	2/15/22	1,010	1,065,005
Bayside Impvt. Cmnty. Dev. Dist., Cap. Impvt. Rev., Ser. A	NR	6.30	5/01/18	455	468,718
Dade Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp. of Miami Proj., Ser. A, E.T.M., M.B.I.A.(b)(f)	Aaa	6.75	5/01/08	185	189,222
Florida St. Brd. Ed. Cap. Outlay, Pub. Ed., Ser. C, F.G.I.C., G.O.	Aaa	5.50	6/01/16	1,000	1,080,430
G.O., Un-refunded Balance	Aa1	9.125	6/01/14	1,260	1,522,748
Florida St. Dept. Environ. Prot. Pres. Rev., Florida Forever, Ser. A, M.B.I.A.	Aaa	5.25	7/01/17	2,950	3,149,242
Florida St., Rfdg. Dept. of Trans., Right of Way, Ser. A, G.O.	Aa1	5.00	7/01/23	1,500	1,610,280
Greyhawk Landing Cmnty. Dev. Dist. Rev., Spec. Assmt., Ser. B	NR	6.25	5/01/09	260	260,988
Halifax Hosp. Med. Cntr. Rev., Ref., Ser. A	BBB+(d)	5.25	6/01/26	2,000	2,110,940
Highlands Cmnty. Dev. Distr. Rev. Spec. Assmt.	NR	5.55	5/01/36	500	512,700

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	13

Portfolio of Investments

as of December 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Highlands Cnty. Hlth. Facs. Auth. Rev., Adventist Hlth. Ser. I (Mandatory Put Date 11/16/09)	A2	5.00%	11/15/29	$1,000	$1,028,830
Adventist Hlth., Ser. B	A2	5.00	11/15/25	1,615	1,687,917
Hosp. Adventist/Sunbelt, Ser. A (Pre-refunded Date 11/15/11)(b)	A2	6.00	11/15/31	1,000	1,109,160
Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., Ser. A, A.M.T., M.B.I.A.	Aaa	5.50	10/01/15	1,000	1,086,300
Jacksonville Aviation Auth. Rev, A.M.T., A.M.B.A.C.	Aaa	5.00	10/01/26	1,855	1,951,404
Jacksonville Econ. Dev. Cmnty. Hlth. Care Facs. Rev., Mayo Clinic	Aa2	5.00	11/15/36	2,500	2,625,900
Jacksonville Elec. Auth. Rev. St. Johns Rvr. Pwr. Park Issue 2, Ser. 7, C.A.B.S	Aa2	Zero	10/01/10	1,000	868,490
Jacksonville Sales Tax Rev., A.M.B.A.C.	Aaa	5.50	10/01/18	1,000	1,072,810
Jacksonville Swr. & Solid Wste. Disp. Facs. Rev., Anheuser Busch Proj., A.M.T.	A1	5.875	2/01/36	1,000	1,011,520
Jacksonville Wtr. & Swr. Dev. Rev., United Wtr. Proj., A.M.T., A.M.B.A.C.	Aaa	6.35	8/01/25	1,500	1,518,030
Miami Dade Cnty. Sch. Brd. Rev., Ser. A, F.S.A. (Pre-refunded date 10/01/09)(b)	Aaa	6.00	10/01/17	1,000	1,063,440
Miami Homeland Defense/Neighborhood, M.B.I.A., G.O.	Aaa	5.50	1/01/20	2,000	2,152,720
Orlando Util. Comnty. Wtr. & Elec. Rev., Ser. C	Aa1	5.25	10/01/21	1,720	1,860,679
Ser. C (Pre-refunded date 10/01/12)(b)	Aa1	5.25	10/01/21	280	299,452
Osceola Cnty., Infrastructure Sales Surtax, Rev., A.M.B.A.C.	Aaa	5.375	10/01/17	1,995	2,153,802
Palm Beach Cnty. Arpt. Sys. Rev. Ser. A, A.M.T. M.B.I.A.	Aaa	5.00	10/01/34	1,250	1,315,988

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Palm Beach Cnty. Pub. Impvt. Rev., Conv. Ctr. Proj., F.G.I.C. (Pre-refunded Date 11/1/11)(b)	Aaa	5.50%	11/01/14	$1,055	$1,140,318
Palm Beach Cnty. Sch. Brd. C.O.P. Ser. A, F.S.A.	Aaa	5.00	8/01/31	1,000	1,056,910
Ser. A, F.G.I.C.	Aaa	5.00	8/01/24	2,150	2,267,863
Ser. A, F.G.I.C.	Aaa	5.00	8/01/29	1,500	1,573,260
Paseo Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. A	NR	5.40	5/01/36	350	353,297
Pembroke Pines Pub. Impvt. Rev., A.M.B.A.C. (Pre-refunded Date 10/1/11)(b)	Aaa	5.50	10/01/16	1,360	1,479,680
Polk Cnty. Sch. Dist. Sales Tax Rev., Sch. Impvt., F.S.A.	Aaa	5.25	10/01/17	1,000	1,094,090
Sch. Impvt., F.S.A.	Aaa	5.25	10/01/18	1,000	1,094,090
Reunion West Cmnty. Dev. Dist. Spl. Assmt. Rev.	NR	6.25	5/01/36	1,000	1,061,200
South Wtr. Mgmt. Dist. C.O.P., A.M.B.A.C.	Aaa	5.00	10/01/16	2,500	2,718,050
West Palm Beach Cmnty. Redev. Tax Allocation	A(d)	5.00	3/01/35	1,000	1,033,380

					49,648,853

Georgia 0.2%
Forsyth Cnty. Sch. Dist. Dev., G.O.	Aa2	6.75	7/01/16	500	600,685
Fulton Cnty. Sch. Dist., G.O.	Aa2	6.375	5/01/17	750	908,078

					1,508,763

Guam 0.1%
Guam Gov’t. Wtrwks. Auth. Rev.	Ba2	6.00	7/01/25	500	547,340

Hawaii 0.3%
Hawaii St., Ser. DD, G.O., M.B.I.A.	Aaa	5.25	5/01/24	2,000	2,169,440

Illinois 4.5%
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lien, Ser. A, M.B.I.A.	Aaa	5.25	1/01/26	2,000	2,170,160
3rd Lien, Ser. B-1, X.L.C.A.	Aaa	5.25	1/01/34	1,975	2,103,434
Gilberts Special Service Area No. 9 Special Tax, Big Timber Proj. (Pre-refunded Date 3/01/11)(b)	AAA(d)	7.75	3/01/27	2,000	2,330,260

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	15

Portfolio of Investments

as of December 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Illinois Ed. Facs. Auth. Student Hsg. Rev., Ed. Advancement Fund, Ser. B	Baa3	5.00%	5/01/30	$4,000	$4,102,920
Univ. Center Proj., Ser. B (Pre-refunded Date 5/01/12)(b)	Aaa	6.00	5/01/22	1,500	1,681,095
Illinois Fin. Auth. Rev., Northwestern Mem. Hosp., Ser. A	Aa2	5.25	8/15/34	5,000	5,325,950
McLean & Woodford Counties Cmnty. Unified Sch. Dist. No. 005, G.O., F.S.A. (Pre-refunded Date 12/01/11)(b)	Aaa	5.625	12/01/17	4,000	4,322,920
Met. Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, M.B.I.A.	Aaa	5.25	6/15/42	8,500	9,093,555
Springfield Elec. Rev. Sr. Lien, M.B.I.A.	Aaa	5.00	3/01/31	6,420	6,817,334

					37,947,628

Indiana 1.4%
Indianapolis Local Public Impt. Arpt. Auth. Rev., Ser. F, A.M.B.A.C., A.M.T.	Aaa	5.00	1/01/36	2,500	2,625,400
Noblesville Ind. Redev. Auth. Econ. Dev. Rev., Lease Rental 146th Str. Extn. A	A+(d)	5.25	8/01/25	2,000	2,131,740
Purdue University Ind. Ctfs. Partn.	Aa1	5.25	7/01/23	3,595	4,059,546
Purdue University Ind. Ctfs. Partn.	Aa1	5.25	7/01/25	2,000	2,276,640
Vanderburgh Cnty. Redev. Cmnty. Dist. Tax Increment.	A-(d)	5.25	2/01/31	1,000	1,057,050

					12,150,376

Kansas 1.4%
Sedgwick & Shawnee Cnty. Sngl. Fam. Hsg. Rev., Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.70	12/01/27	2,030	2,112,702
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.75	6/01/27	2,100	2,139,375

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.85%	12/01/27	$1,855	$1,947,064
Wyandotte Cnty. Kansas City Unified Gov. Util. Systems Rev., Rfdg., Ser. 2004, A.M.B.A.C.	Aaa	5.65	9/01/19	5,000	5,759,900

					11,959,041

Louisiana 0.3%
New Orleans, Rfdg., G.O., M.B.I.A.	Aaa	5.25	12/01/22	2,000	2,168,800

Maryland 0.4%
Baltimore Econ. Dev. Lease Rev., Armistead Partnership, Ser. A	A(d)	7.00	8/01/11	635	635,933
Montgomery Cnty. Restoration Recovery Proj., Ser. A, A.M.T.	A2	6.00	7/01/07	1,000	1,008,110
Northeast Waste Disp. Auth. Rev., Baltimore City Sludge Corporate Proj.	NR	7.25	7/01/07	611	619,603
Takoma Park Hosp. Facs. Rev., Washington Adventist Hosp., E.T.M., F.S.A.(b)	Aaa	6.50	9/01/12	1,000	1,094,050

					3,357,696

Massachusetts 2.2%
Boston Ind. Dev. Fin. Auth. Swr. Facs. Rev., Harbor Elec. Energy Co. Proj., A.M.T.	Aa3	7.375	5/15/15	1,095	1,104,669
Massachusetts St. Health & Ed. Facs. Auth. Rev., Caritas Christi Obligation, Ser. B	Baa3	6.75	7/01/16	3,590	3,996,998
Simmons College, Ser. D, A.M.B.A.C. (Pre-refunded Date 10/01/10)(b)	Aaa	6.05	10/01/20	1,000	1,091,740
Univ. Massachusetts Proj., Ser. A, F.G.I.C. (Pre-refunded Date 10/01/10)(b)	Aaa	5.875	10/01/29	500	542,865
Valley Region Health System, Ser. C	Baa3	7.00	7/01/10	825	907,756

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	17

Portfolio of Investments

as of December 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Massachusetts St. Wtr. Pollutant Abatement Trust Rev., Pool Program, Ser. 9	Aaa	5.25%	8/01/33	$2,500	$2,680,850
Massachusetts St., Ser. B, F.S.A.	Aaa	5.25	9/01/24	6,000	6,885,720
Rail Connections, Inc., Rev., Route 128, Ser. B, A.C.A.-C.B.I., C.A.B.S. (Pre-refunded Date 7/01/09)(b)	Aaa	Zero	7/01/21	2,500	1,074,900

					18,285,498

Michigan 2.3%
Harper Creek Cmnty. Sch. Dist., G.O. (Pre-refunded Date 5/01/11)(b)	Aa2	5.50	5/01/17	1,500	1,609,725
Michigan Higher Ed. Student Ln. Auth. Rev., Student Ln., Ser. XVII-Q, A.M.B.A.C., A.M.T.	Aaa	5.00	3/01/31	3,000	3,121,170
Michigan St. Building Auth. Rev., Rfdg. Facs. Program, Ser. III (Pre-refunded Date 10/15/12)(b)	Aa3	5.375	10/15/22	3,750	4,074,675
Michigan St. Hosp. Fin. Auth. Rev., Ascension Health, Ser. A	Aa3	5.00	11/01/12	1,250	1,326,013
Henry Ford Health, Ser. A	A1	5.25	11/15/46	2,000	2,114,860
Trinity Health Cr. Group, Ser. A	Aa2	5.00	12/01/31	4,000	4,214,159
Okemos Pub. Sch. Dist., G.O., M.B.I.A., C.A.B.S.	Aaa	Zero	5/01/12	1,100	882,368
G.O., M.B.I.A., C.A.B.S.	Aaa	Zero	5/01/13	1,000	802,152
Wyandotte Elec. Rev., M.B.I.A.	Aaa	6.25	10/01/08	870	892,951

					19,038,073

Minnesota 0.7%
Minnesota Higher Ed. Facility Rev., St. Thomas Univ.	A2	5.00	4/01/23	1,000	1,063,130
Minnesota Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge., Ser. I, A.M.T.	Aa1	5.80	1/01/19	2,790	2,883,130
Minnesota St. Mun. Pwr. Agcy. Elec. Rev.	A3	5.25	10/01/21	2,000	2,153,920

					6,100,180

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Missouri 1.3%
Missouri St. Hwys. & Trans. Comm. St. Rd. Rev. First Lien, Ser. B.	Aa1	5.00%	5/01/23	$10,000	$10,788,600

New Hampshire 0.7%
Manchester Hsg. & Redev. Auth. Rev., Ser. B, C.A.B.S., A.C.A.	Baa3	Zero	1/01/24	4,740	2,084,368
New Hampshire Health & Ed. Facs. Auth. Rev., New Hampshire College Issue (Pre-refunded Date 1/01/11)(b)	BBB-(d)	7.50	1/01/31	3,000	3,438,240
New Hampshire College Unrefunded Balance	BBB-(d)	6.30	1/01/16	355	362,146
New Hampshire College (Pre-refunded Date 1/01/07)(b)	BBB-(d)	6.30	1/01/16	145	147,920

					6,032,674

New Jersey 13.9%
Camden Cnty. Impt. Auth. Rev., Cooper Health	Baa3	5.00	2/15/35	2,750	2,804,863
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth., Rev., Altantic City Elec. Co., Ser. A, M.B.I.A.(f)	Aaa	6.80	3/01/21	2,615	3,393,747
Casino Reinvestment Dev. Auth. Rev., New Jersey Hotel Room Fee Rev., A.M.B.A.C.	Aaa	5.00	1/01/25	500	534,090
Room Fee, A.M.B.A.C.	Aaa	5.25	1/01/24	1,600	1,756,848
Essex Cnty. Impvt. Auth., Lease-Cogen Facs. Proj. Rev., F.G.I.C.	Aaa	5.25	1/01/19	1,110	1,180,141
Gloucester Cnty. Impvt. Auth., Solid Wste. Recov., Rev. Wste. Mgmt. Proj., Ser. A (Mandatory Put Date 12/01/09)	BBB(d)	6.85	12/01/29	3,000	3,209,550
Jackson Twnshp. Sch. Dist., G.O., F.G.I.C.	Aaa	6.60	6/01/10	1,600	1,772,960
G.O., F.G.I.C.	Aaa	6.60	6/01/11	1,600	1,772,960

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	19

Portfolio of Investments

as of December 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Middlesex Cnty. Impvt. Auth. Rev., Rfdg., Cnty. Gtd., Golf Course Projs.	Aa1	5.25%	6/01/18	$1,080	$1,175,029
New Jersey Econ. Dev. Auth. Rev., Cigarette Tax	Baa2	5.625	6/15/19	1,750	1,836,590
Cigarette Tax	Baa2	5.75	6/15/34	1,750	1,881,915
First Mtge.—Franciscan Oaks	NR	5.70	10/01/17	2,040	2,086,288
First Mtge.—Keswick Pines	NR	5.75	1/01/24	1,750	1,780,223
First Mtge.—The Evergreens	NR	5.875	10/01/12	1,200	1,216,560
First Mtge.—The Evergreens	NR	6.00	10/01/22	1,400	1,423,828
Kapkowski Rd. Landfill, Ser. A, C.A.B.S., E.T.M.(b)	Baa3	Zero	4/01/08	1,020	975,191
Masonic Charity Fdn. Proj.	A-(d)	5.875	6/01/18	250	271,803
Masonic Charity Fdn. Proj.	A-(d)	6.00	6/01/25	1,150	1,264,103
NUI Corp. Proj., Ser.A, M.B.I.A., A.M.T.	Aaa	5.70	6/01/32	1,500	1,539,600
Sch. Facs. Constrs., Ser. O	A1	5.25	3/01/26	3,000	3,237,360
Wtr. Facs., NJ American Wtr Co., F.G.I.C.(h)	Aaa	5.95	11/01/29	10,000	10,167,400
New Jersey Health Care Facs. Fin. Auth. Rev., Atlantic City Med. Ctr.	A2	6.25	7/01/17	3,925	4,367,779
Saint Peter’s Univ. Hosp., Ser. A	Baa1	6.875	7/01/30	3,750	4,103,250
South Jersey Hosp. (Pre-refunded Date 7/1/12)(b)	Baa1	6.00	7/01/26	2,565	2,840,276
South Jersey Hosp. (Pre-refunded Date 7/1/12)(b)	Baa1	6.00	7/01/32	2,000	2,214,640
St. Joseph’s Hosp. & Med. Ctr., Ser. A, CONNIE LEE	AAA(d)	5.70	7/01/11	2,375	2,425,706
New Jersey St. Ed. Facs. Auth. Rev., Felician College of Lodi., Ser. D	NR	7.375	11/01/22	1,110	1,150,804
New Jersey St. Ed. Facs. Auth. Rev., William Patterson Univ., Ser. A, F.G.I.C.	Aaa	5.00	7/01/28	3,445	3,639,022
New Jersey St. Hwy. Auth. Garden St. Pkwy., Gen. Rev. (Pre-refunded Date 1/1/10)(b)	AAA(d)	5.625	1/01/30	1,650	1,758,224

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Gen. Rev. (Pre-refunded Date 1/1/10)(b)	AAA(d)	5.75%	1/01/14	$1,000	$1,069,120
Gen. Rev., E.T.M.(b)	AAA(d)	6.20	1/01/10	3,035	3,188,085
New Jersey St. Tpke. Auth., Tpke. Rev., Growth & Income Secs., Ser. B, A.M.B.A.C., C.A.B.S. (Converts to 5.15% on 1/1/15)	Aaa	Zero	1/01/35	1,500	1,070,610
Ser. A, F.S.A.	Aaa	5.00	1/01/20	2,500	2,673,350
Ser. A, F.S.A.	Aaa	5.00	1/01/23	3,000	3,195,330
New Jersey St. Tpke. Auth., Tpke. Rev., Unrfdg., Ser. A, M.B.I.A.	Aaa	5.75	1/01/18	1,465	1,546,264
New Jersey St. Trans. Trust Fund Auth. Rev.,
Ser. B, E.T.M., M.B.I.A.(b)(h)	Aaa	6.50	6/15/11	6,190	6,902,041
Ser. B, Unrefunded Balance, M.B.I.A.(b)(h)	Aaa	6.50	6/15/11	1,310	1,456,759
Trans. Sys., Ser. A	A1	5.50	12/15/23	6,000	6,939,359
Trans. Sys., Ser. D	A1	5.00	6/15/20	3,000	3,182,520
Newark Hsg. Auth. Rev., Port Auth. Newark Marine Terminal, M.B.I.A.	Aaa	5.00	1/01/34	3,000	3,146,190
Rutgers—The St. Univ. of New Jersey, Rev., Ser. A	Aa3	6.40	5/01/13	2,000	2,190,800
Tobacco Settlement Fin. Corp. Rev., Asset Bkd.	Baa3	5.75	6/01/32	4,885	5,186,550
Asset Bkd.	Baa3	6.00	6/01/37	400	434,476
Asset Bkd.	Baa3	6.125	6/01/42	2,000	2,187,420
West Morris Reg. High Sch., G.O., M.B.I.A.	Aaa	5.00	5/01/23	2,145	2,280,114
G.O., M.B.I.A.	Aaa	5.00	5/01/24	2,246	2,387,475

					116,817,213

New Mexico 1.2%
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam.
Mtge. Program,
Ser. E, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	AAA(d)	5.50	7/01/35	2,295	2,434,582
Ser. A, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	Aaa	5.50	7/01/36	2,315	2,453,599

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	21

Portfolio of Investments

as of December 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Ser. B, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	AAA(d)	4.75%	7/01/35	$4,245	$4,364,794
Ser. C-2, G.N.M.A., F.N.M.A., A.M.T.	AAA(d)	6.15	3/01/32	840	868,921

					10,121,896

New York 18.9%
Brookhaven Ind. Dev. Agcy. Civic Fac. Rev., Mem. Hosp. Med. Ctr., Inc., Ser. A	NR	8.125	11/15/20	500	549,225
Dutchess Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Bard Coll.	A3	5.75	8/01/30	3,500	3,741,605
Erie Cnty. Ind. Dev. Agcy., Sch. Fac. Rev., City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/19	1,250	1,371,138
F.S.A.	Aaa	5.75	5/01/23	3,030	3,323,637
F.S.A.	Aaa	5.75	5/01/24	9,765	10,400,408
Hudson Yds. Infrastructure Corp. N.Y. Rev., Ser. A., F.G.I.C.	Aaa	5.00	2/15/47	2,500	2,659,025
Islip Res. Rec. Agcy., Rev., Ser. B, A.M.B.A.C., A.M.T.	Aaa	7.20	7/01/10	1,745	1,932,570
Metro. Trans. Auth., Rev. Svc. Contract, Ser. 7, C.A.B.S., E.T.M., M.B.I.A.(b)	Aaa	Zero	7/01/08	4,500	4,268,430
Ser. A, M.B.I.A.	Aaa	5.50	7/01/20	3,000	3,262,080
Ser. B, M.B.I.A.	Aaa	5.50	7/01/23	5,000	5,436,800
Ser. B	A2	4.75	11/15/31	6,000	6,176,160
Ser. F	A2	5.00	11/15/30	3,000	3,169,350
Monroe Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Rfdg. Highland Hosp. Rochester	Baa1	5.00	8/01/22	2,000	2,059,020
New York City Ind. Dev. Agy. Rev., Queens Baseball Stadium-Pilot, A.M.B.A.C.	Aaa	5.00	1/01/46	2,000	2,121,380
Terminal One Group Assn. Proj., A.M.T.	A3	5.50	1/01/24	1,500	1,622,745
New York City Mun. Wtr. Fin. Auth., Rev., Unrfdg. Balance, Ser. B	Aa2	6.00	6/15/33	985	1,065,622

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York City Trans. Fin. Auth. Future Tax Sec., Ser. A	Aa1	5.50%	11/01/26	$2,650	$2,849,943
Ser. B	Aa1	5.25	2/01/29	2,500	2,640,100
New York City, G.O., Ser. A, Unrefunded Balance	A1	6.00	5/15/30	10	10,829
Ser. A (Pre-refunded date 5/15/10)(b)	A1	6.00	5/15/30	100	108,294
Ser. D	A1	7.65	2/01/07	45	45,139
Ser. I (Pre-refunded Date 4/15/07)(b)	Aaa	6.10	4/15/10	85	86,454
Ser. J	A1	5.00	6/01/27	5,130	5,417,844
New York Conven. Ctr. Dev. Corp. Rev., Hotel Unit Fee Sec’d., A.M.B.A.C.	Aaa	5.00	11/15/30	3,000	3,187,620
New York Liberty Dev. Corp. Rev. National Sports Museum Proj. A	NR	6.125	2/15/19	750	793,208
New York St. Dorm. Auth. Rev., City Univ. Sys. Cons., Ser. B	A1	6.00	7/01/14	3,000	3,292,950
City Univ. Sys. Cons., Ser. D, E.T.M.(b)	A1	7.00	7/01/09	805	841,354
Lease Rev., Ser. B (Mandatory Put Date 7/01/13)	Aa3	5.25	7/01/29	3,000	3,252,240
Mental Hlth. Svcs. Facs. Impvt., Ser. B	A1	6.50	8/15/11	3,000	3,337,920
Mt. Sinai NYU Hlth.	Baa2	5.50	7/01/26	500	510,265
Mt. Sinai NYU Hlth., Ser. C	Baa2	5.50	7/01/26	2,750	2,806,458
Rochester Inst. Tech., Ser. A, A.M.B.A.C.	Aaa	5.25	7/01/21	2,000	2,277,860
Ser. A	Ba2	5.00	7/01/20	1,000	1,025,100
Ser. B (Mandatory Put Date 5/15/12)	A1	5.25	11/15/23	3,000	3,208,140
New York St. Engy. Res. & Dev. Auth. Rev., Bklyn. Union Gas, Keyspan, Ser. A, A.M.T., F.G.I.C.	Aaa	4.70	2/01/24	2,000	2,047,640
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin., Ser. B	Aaa	5.50	10/15/23	3,750	4,427,850
Clean Wtr. & Drinking Revolving Fds. Pooled Fin., Wtr. Proj.	Aaa	5.00	6/15/34	2,000	2,112,680
Poll. Ctrl., Ser. E	Aaa	6.50	6/15/14	35	35,079
Wtr. Proj., Ser. K	Aaa	5.25	6/15/22	3,000	3,220,320
New York St. Hsg. Fin. Agcy. Rev., St. Univ. Constr., Ser. A, E.T.M.(b)	A1	8.00	5/01/11	3,600	3,961,152

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	23

Portfolio of Investments

as of December 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York St. Local Gov’t. Assist. Corp. Rev., C.A.B.S.,
Ser. C	Aa3	Zero	4/01/14	$5,882	$4,473,026
Ser. E(f)	Aa3	6.00%	4/01/14	3,000	3,368,370
New York St. Mun. Bond Bank Agcy. Rev. Spec. Sch. Purp. Rev., Ser. C	A+(d)	5.50	12/01/13	5,070	5,557,531
Spec. Sch. Supply, Ser. C	A+(d)	5.25	6/01/22	3,200	3,422,592
Spec. Sch. Supply, Ser. C	A+(d)	5.25	12/01/22	3,595	3,845,068
New York St. Pwr. Auth. Rev., Ser. A	Aa2	5.25	11/15/16	3,000	3,233,790
New York St. Urban Dev. Corp. Rev., Correctional Cap. Facs., A.M.B.A.C., T.C.R.S., C.A.B.S.	Aaa	Zero	1/01/08	8,000	7,720,319
New York St. Dorm. Auth. Rev., Rochester Inst Tech., Ser . A, A.M.B.A.C.	Aaa	5.25	7/01/20	2,100	2,383,626
Port Auth. of New York & New Jersey Cons. Rev., Ser. 127, A.M.B.A.C., A.M.T.	Aaa	5.50	12/15/15	3,000	3,267,570
Ser. 135	A1	5.00	3/15/39	5,380	5,657,124
Tobacco Settlement Fin. Corp. Rev., Asset Bkd., Ser. A-1	A1	5.50	6/01/18	3,000	3,238,530
Triborough Bridge & Tunnel Auth. New York Rev., Ser. B	Aa2	5.00	11/15/32	3,000	3,155,610
Ser. B, M.B.I.A.	Aaa	5.50	11/15/19	5,000	5,809,150

					159,787,940

North Carolina 1.6%
Charlotte Arpt. Rev., Ser. B, A.M.T., M.B.I.A.	Aaa	6.00	7/01/24	1,000	1,057,760
Charlotte Storm Wtr. Fee Rev. (Pre-refunded Date 6/01/10)(b)	Aa2	6.00	6/01/25	500	541,880
North Carolina Eastern Mun. Powr. Agcy., Power Systems Rev., A.M.B.A.C.	Aaa	6.00	1/01/18	1,000	1,180,560
Ser. A (Pre-refunded Date 1/01/22)(b)	Aaa	6.00	1/01/26	650	798,103
Ser. A, E.T.M.(b)	Aaa	6.50	1/01/18	2,635	3,259,310
Ser. A, E.T.M.(b)	AAA(d)	6.40	1/01/21	1,000	1,221,050
Ser. A, M.B.I.A. Unrefunded Balance(b)	Aaa	6.50	1/01/18	1,005	1,220,904

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

North Carolina Hsg. Fin. Agcy. Rev., Home Ownership, Ser. 6A, A.M.T.(b)	Aa2	6.20%	1/01/29	$555	$577,394
North Carolina Mun. Powr. Agcy. Rev., No. 1 Catawba Elec., M.B.I.A.	Aaa	6.00	1/01/10	1,250	1,332,538
Piedmont Triad Arpt. Auth. Rev., Ser. B, A.M.T., F.S.A.	Aaa	6.00	7/01/21	1,000	1,059,730
Pitt Cnty. Rev., Mem. Hosp., E.T.M.(b)	Aaa	5.25	12/01/21	1,000	1,069,250

					13,318,479

North Dakota 1.2%
Mercer Cnty. Poll. Control Rev., Antelope Valley Station, A.M.B.A.C.	Aaa	7.20	6/30/13	9,000	10,236,870

Ohio 2.4%
Brecksville Broadview Heights City Sch. Dist., G.O., F.G.I.C.	Aaa	6.50	12/01/16	140	143,102
Cincinnati City Sch. Dist. Ref. Classroom Const. & Impt., G.O., F.G.I.C.	Aaa	5.25	12/01/23	3,000	3,441,780
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., A.M.T., F.H.A. (Pre-refunded Date 1/01/15)(b)	NR	7.625	1/01/22	1,585	1,905,297
Cuyahoga Cnty. Hosp. Facs. Rev., Canton, Inc. Proj.	Baa2	7.50	1/01/30	5,000	5,519,099
Hamilton Cnty. Sales Tax Rev., Sub., Ser. B, A.M.B.A.C., C.A.B.S.	Aaa	Zero	12/01/20	2,000	1,109,120
Hilliard Sch. Dist. Sch. Impvt., G.O., C.A.B.S., F.G.I.C.	Aaa	Zero	12/01/19	1,720	1,000,146
Lucas Cnty. Health Care Facs. Rev., Rfdg. Impvt., Sunset Retirement, Ser. A	NR	6.625	8/15/30	1,000	1,073,280
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare Group, Ser. B, A.M.B.A.C.	Aaa	5.00	11/15/21	3,935	4,181,095

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	25

Portfolio of Investments

as of December 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Ohio St. Higher Ed. Facility Cmnty. Rev., Case Western Reserve Univ., Ser. B	A1	6.50%	10/01/20	$750	$920,843
Richland Cnty. Hosp. Facs. Rev., Medcentral Health Systems, Ser. B (Pre-refunded Date 11/15/10)(b)	A-(d)	6.375	11/15/22	665	733,309
Ser. B Unrefunded Balance	A-(d)	6.375	11/15/22	335	364,661

					20,391,732

Oklahoma 0.3%
Oklahoma Hsg. Fin. Agcy. Rev., Home Ownership, Ser. B-1, G.N.M.A., F.N.M.A., A.M.T.	Aaa	4.875	9/01/33	2,780	2,811,942

Pennsylvania 12.5%
Allegheny Cnty. San. Auth. Swr. Rev., M.B.I.A. (Pre-refunded Date 12/1/10)(b)	Aaa	5.50	12/01/20	2,500	2,688,250
M.B.I.A.,Unrefunded Balance	Aaa	5.50	12/01/30	460	491,855
Armstrong Cnty., G.O., M.B.I.A.	Aaa	5.40	6/01/31	2,000	2,124,220
Bensalem Twnshp. Sch. Dist., G.O., F.G.I.C.	Aaa	5.00	8/15/20	1,375	1,447,861
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp. Med. Ctr. Proj., M.B.I.A.	Aaa	5.70	10/01/140	1,250	1,365,875
Bristol Boro Sch. Dist., G.O., F.S.A.	Aaa	5.25	3/01/31	1,000	1,083,160
Bucks Cnty. Wtr. & Swr. Auth. Rev., Ser. A, A.M.B.A.C.	Aaa	5.375	6/01/16	1,080	1,162,944
Canon McMillan Sch. Dist., Ser. B, F.G.I.C., G.O.(f)	Aaa	5.50	12/01/29	3,000	3,181,890
Central Bucks Sch. Dist., . G.O., M.B.I.A	Aaa	5.00	5/15/15	2,000	2,141,260
G.O., M.B.I.A.	Aaa	5.00	5/15/16	2,000	2,141,260
Chambersburg Area Sch. Dist., G.O., F.S.A.	Aaa	5.00	3/01/24	1,000	1,051,370
Chartiers Valley Sch. Dist., Ser. A, G.O., F.S.A.	Aaa	5.00	10/15/22	2,570	2,738,721

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Clearview Reg. High Sch. Dist., G.O., F.G.I.C.(f)	Aaa	5.375%	8/01/15	$1,205	$1,320,138
Delaware Cnty. Auth. Rev., Dunwoody Vlge. Proj. (Pre-refunded Date 4/1/10)(b)	BBB+(d)	6.25	4/01/30	1,000	1,073,340
Delaware River Port Auth. Rev., PA & NJ Rev., F.G.I.C.	Aaa	5.40	1/01/16	2,750	2,781,130
Port Dist. Proj., Ser. B, F.S.A.	Aaa	5.625	1/01/26	5,000	5,259,749
Port Dist. Proj., Ser. B, F.S.A.	Aaa	5.70	1/01/22	1,000	1,054,410
Erie Cnty., Indl. Dev. G.O., Ser. B, F,G.I.C.	Aaa	5.00	9/01/23	2,450	2,620,496
Erie Parking Auth. Facs. Rev. Gtd., F.S.A., Unrefunded Balance	Aaa	5.00	9/01/26	930	981,150
F.S.A. (Pre-refunded Date 09/01/13)(b)	Aaa	5.00	9/01/26	70	75,505
Greater Johnstown Sch. Dist., G.O., Ser. B, M.B.I.A.	Aaa	5.50	8/01/17	1,250	1,348,638
Lancaster Cnty. Hosp. Auth. Rev., Gen. Hosp. Proj.	AA-(d)	5.50	3/15/26	1,500	1,600,260
Lancaster Higher Ed. Auth. College Rev. Franklin Marshall College	A1	5.00	4/15/27	2,000	2,115,640
Lancaster Ind. Dev. Auth. Rev., Garden Spot Vlge. Proj., Ser. A (Pre-refunded Date 5/1/10)(b)	NR	7.625	5/01/31	1,000	1,128,970
Lebanon Cnty. Hlth. Facs. Auth. Rev., Good Samaritan Hosp. Proj.	Baa2	6.00	11/15/35	1,000	1,082,260
Lehigh Cnty. Ind. Dev. Auth., Poll. Ctrl. Rev., Rfdg. Elec. Util. Corp. Proj., F.G.I.C.	Aaa	4.75	2/15/27	1,000	1,024,340
Monroe Cnty. Hosp. Auth. Rev., Pocono Med. Center	BBB+(d)	6.00	1/01/43	2,500	2,695,175
Neshaminy Sch. Dist. G.O., A.M.B.A.C.	Aaa	5.00	5/01/24	2,000	2,146,420
Northampton Cnty. Higher Ed. Auth. Rev., Moravian Coll., A.M.B.A.C.	Aaa	6.25	7/01/11	2,196	2,364,849
Owen J. Roberts Sch. Dist., G.O., F.S.A. (Pre-refunded Date 8/15/12)(b)	Aaa	5.50	8/15/19	1,520	1,661,816

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	27

Portfolio of Investments

as of December 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pennridge Sch. Dist., G.O., M.B.I.A.	Aaa	5.125%	2/15/19	$1,610	$1,721,943
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Colver Proj., Ser. F, A.M.B.A.C., A.M.T.	Aaa	4.625	12/01/18	2,250	2,303,483
Ser. F, A.M.B.A.C., A.M.T.	Aaa	5.00	12/01/15	500	534,560
Ser. G, A.M.T.	NR	5.125	12/01/15	500	503,860
Pennsylvania St. Higher Edl. Facs. Auth. Rev., Drexel Univ. (Pre-refunded Date 5/1/09)(b)	A2	6.00	5/01/29	2,500	2,634,450
Philadelphia Univ., Radian	Aa3	6.10	6/01/30	60	63,951
Temple Univ. 1st Ser., M.B.I.A.	Aaa	5.00	4/01/21	890	911,298
Thomas Jefferson Univ.	A1	5.50	1/01/17	1,000	1,077,720
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev., A.M.B.A.C.	Aaa	5.50	7/01/17	4,000	4,371,639
A.M.B.A.C.	Aaa	5.50	7/01/20	2,750	3,004,073
Pennsylvania St. Tpk. Comm., Oil Franchise Tax Rev., Ser. A, (Pre-refunded date 12/01/08)(b)	Aaa	5.25	12/01/18	835	868,934
Oil Franchise Tax Rev., Ser. A, A.M.B.A.C.	Aaa	5.25	12/01/18	230	238,344
Oil Franhise Tax Rev., Ser. A, A.M.B.A.C., E.T.M.(b)	Aaa	5.25	12/01/18	1,435	1,489,229
Ser. A, F.S.A.	Aaa	5.25	7/15/21	2,045	2,329,644
Philadelphia Auth. Indl. Dev. Rev., Please Touch Museum Proj.	BBB-(d)	5.25	9/01/31	1,000	1,050,220
Philadelphia Hosps. & Higher Ed. 144A Facs. Auth. Hosp. Rev., Grad. Hlth. Sys.(c)(g)	NR	7.25	7/01/18	1,803	18
Philadelphia Ind. Dev. Auth. Lease Rev., Ser. B, F.S.A.	Aaa	5.50	10/01/18	2,000	2,160,520
Philadelphia Parking Auth. Rev., Arpt., F.S.A.	Aaa	5.625	9/01/19	2,500	2,632,800
Philadelphia Wtr. & Wste. Wtr. Rev., Ser. A, F.S.A.	Aaa	5.00	7/01/12	4,645	4,940,886
Ser. A, F.S.A.	Aaa	5.25	7/01/19	2,000	2,185,520

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pittsburgh Urban Redev. Auth., Mtge. Rev., F.H.A. Mtgs., G.N.M.A./F.N.M.A., Ser. A, A.M.T.	Aa1	6.25%	10/01/28	$820	$828,200
Pittsburgh Wtr. & Swr. Auth., Wtr. & Swr. Sys. Rev., Ser. A, F.G.I.C.	Aaa	6.50	9/01/13	4,000	4,516,879
Schuylkill Cnty. Ind. Dev. Auth. Rev., Pine Grove Landfill, Inc., A.M.T. (Mandatory Put Date 4/01/09)	BBB(d)	5.10	10/01/19	1,000	1,017,180
Union Cnty. Higher Ed. Facs. Fin. Auth. Univ. Rev., Bucknell Univ., Ser. A	Aa2	5.25	4/01/20	1,080	1,165,774
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C., C.A.B.S., E.T.M.(b)	Aaa	Zero	11/01/12	1,035	832,678
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley Hosp.	A3	6.25	6/01/22	2,400	2,634,624
Westmoreland Cnty. Ind. Dev. Agcy. Rev., Gtd., Valley Landfill Proj., A.M.T. (Mandatory Put Date 5/01/09)	BBB(d)	5.10	5/01/18	3,000	3,053,370
York County, M.B.I.A., G.O.	Aaa	5.00	6/01/26	1,000	1,065,110
M.B.I.A., G.O.	Aaa	5.00	6/01/29	1,190	1,266,577

					105,356,436

Puerto Rico 5.6%
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., Ser. J (Pre-refunded Date 7/01/14)(b)	AAA(d)	5.50	7/01/23	1,320	1,477,225
Ser. I, F.G.I.C.	Aaa	5.00	7/01/25	2,000	2,128,560
Ser. I, F.G.I.C.	Aaa	5.00	7/01/26	4,000	4,249,160
Ser. G, F.G.I.C.	Aaa	5.25	7/01/18	2,250	2,436,480
Ser. K	Baa3	5.00	7/01/14	2,000	2,125,900
Puerto Rico Comnwlth., Linked B.P.O.-M.B.I.A.-I.B.C., G.O.	Aaa	7.00	7/01/10	1,970	2,185,321
Puerto Rico Comwlth. Infrastructure Fing. Auth. Spl., Ser. B	Baa3	5.00	7/01/37	3,000	3,143,340
Puerto Rico Comwlth., G.O., Govt. Dev. Bank, Ser. C, A.M.T.	Baa3	5.25	1/01/15	1,000	1,073,570

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	29

Portfolio of Investments

as of December 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Puerto Rico Comwlth., G.O., Linked B.P.O.-A.M.B.A.C.—T.C.R.S.(h)	Aaa	7.00%	7/01/10	$11,530	$12,790,229
M.B.I.A.(h)	Aaa	5.75	7/01/10	3,000	3,210,630
M.B.I.A.(h)	Aaa	5.75	7/01/12	5,000	5,524,650
Puerto Rico Comwlth., Pub. Impt., Ser. A, G.O.	Baa3	5.25	7/01/30	3,000	3,232,590
Puerto Rico Mun. Fin. Agcy., G.O.	Baa3	5.00	8/01/12	1,000	1,052,060
Puerto Rico Pub. Fin. Corp., Comnwlth. Approp., Ser. E (Pre-refunded Date 2/01/10)(b)	Aaa	5.70	8/01/25	2,500	2,648,875

					47,278,590

South Carolina 1.3%
Charleston Wtr. Works & Swr. Rev., E.T.M.(b)	Aaa	10.375	1/01/10	4,400	4,820,024
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Rfdg. & Impvt., Palmetto Health, Ser. C (Pre-refunded Date 8/01/13)(b)	Baa1	6.875	8/01/27	345	404,664
Rfdg. & Impvt., Palmetto Health, Ser. C (Pre-refunded Date 8/01/13)(b)	Baa1	6.875	8/01/27	2,655	3,131,042
Tobacco Settlement Rev., Mgt. Auth., Ser. B	Baa3	6.375	5/15/28	2,000	2,169,480

					10,525,210

South Dakota 0.1%
Ed. Enhancement Fin. Fdg. Corp. Rev., Tobacco, Ser. B	Baa3	6.50	6/01/32	1,000	1,103,850

Tennessee 1.7%
Bristol Health & Ed. Facility Rev., Bristol Mem. Hosp., F.G.I.C., E.T.M.(b)(f)	Aaa	6.75	9/01/10	5,000	5,376,950
Knox Cnty. Tenn. Health Edl. & Hsg. Facs. Brd. Hosp. Facs. Rev. Ref. & Impt., Covenant Health, Ser. A, C.A.B.S.	A-(d)	Zero	1/01/35	1,000	247,410
Shelby Cnty. Health Ed. & Hsg. Facility Brd. Hosp. Rev., Methodist Health Care (Pre-refunded Date 9/01/12)(b)	AAA(d)	6.50	9/01/26	560	640,455

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Methodist Health Care (Pre-refunded Date 9/01/12)(b)	AAA(d)	6.50%	9/01/26	$940	$1,075,050
Sullivan Cnty. Health Edl & Hsg facs. Brd. Hosp. Rev., Wellmont Health Sys. Proj., Ser. C	BBB+(d)	5.25	9/01/36	1,000	1,050,220
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	Aa3	5.00	2/01/18	2,000	2,160,880
Tennessee Hsg. Dev. Agcy. Rev., Homeownership Program, A.M.T.	Aa2	5.00	7/01/34	3,340	3,399,485

					13,950,450

Texas 4.3%
Austin Elec. Util. Sys. Rev., Rfdg., Ser. A, A.M.B.A.C	Aaa	5.00	11/15/22	4,610	4,943,995
Austin Texas Convention Enterprises Inc., Convention Ctr., Ser. A, A.M.B.A.C.	Aaa	5.00	1/01/34	1,500	1,580,910
Brazos River Auth. Poll. Control Rev., TXU Energy Co. LLC Proj., A.M.T.	Baa2	5.40	5/01/29	1,500	1,555,905
TXU Energy Co. LLC Proj., Ser. C, A.M.T.	Baa2	6.75	10/01/38	1,255	1,410,331
TXU Energy Co. LLC Proj., Ser. D (Mandatory Put Date 10/01/14)	Baa2	5.40	10/01/29	1,000	1,066,390
Brazos River Auth. Rev., Houston Inds., Inc. Proj. B, A.M.B.A.C.	Aaa	5.125	11/01/20	3,500	3,639,755
Houston Util. Syst. Rev., Ser. A, F.S.A.	Aaa	5.25	5/15/21	9,000	9,742,049
Matagorda Cnty. Nav. Dist. No. 1, Rev., Rfdg., Centerpoint Energy Proj.	Baa2	5.60	3/01/27	2,000	2,119,020
Sabine River Auth. Poll. Control Rev., TXU Energy Co. LLC Proj., Ser. B	Baa2	6.15	8/01/22	1,000	1,084,760
San Antonio Elec. & Gas Sys., Ser. A	Aa1	5.00	2/01/21	5,000	5,346,250

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	31

Portfolio of Investments

as of December 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Texas Mun. Gas Acquisition & Supply Corp I. Gas Rev., Ser. A	Aa3	5.25%	12/15/25	$1,000	$1,123,690
Texas St. Pub. Fin. Auth. Rev., Southern Univ. Fin. Systems, M.B.I.A.	Aaa	5.50	11/01/18	2,240	2,418,954

					36,032,009

Utah 0.1%
Utah St. Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser. F, Class II, A.M.T.	Aa2	6.125	1/01/27	665	693,336

U.S. Virgin Islands 0.5%
U.S. Virgin Islands Pub. Fin. Auth., Sr. Lien Matching Fund Loan Note A	BBB(d)	5.25	10/01/21	1,500	1,596,090
Virgin Islands Pub. Fin. Auth. Rev., Gross Rcpts. Taxes Ln. Nts., F.S.A.	Aaa	5.00	10/01/22	1,000	1,071,570
Ser. A (Pre-refunded Date 10/01/10)(a)	Baa3	6.50	10/01/24	1,750	1,932,875

					4,600,535

Virginia 1.3%
Gloucester Cnty. Ind. Dev., Auth. Sld. Waste Disposal Rev., Waste Mgmt. Services, Ser. A, A.M.T. (Mandatory Put Date 5/01/14)	BBB(d)	5.125	9/01/38	2,300	2,398,049
Richmond Met. Auth. Expy. Rev., Rfdg., F.G.I.C.	Aaa	5.25	7/15/17	5,775	6,345,801
Sussex Cnty. Ind. Dev. Auth. Sld. Waste Disp. Rev., Atlantic Waste, Ser. A, A.M.T. (Mandatory Put Date 5/01/14)	BBB(d)	5.125	6/01/28	1,400	1,459,682
Tobacco Settlement Fin. Corp. Rev., Asset Bkd.	Baa3	5.625	6/01/37	1,000	1,069,850

					11,273,382

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Washington 2.0%
Cowlitz Cnty. Sch. Dist. No. 122, Longview, G.O., F.S.A. (Pre-refunded Date 12/1/11)(b)	Aaa	5.50%	12/01/19	$3,500	$3,758,230
Energy Northwest Elec. Rev., Proj. No. 3, Ser. A, F.S.A.	Aaa	5.50	7/01/18	4,010	4,320,255
Tobacco Settlement Auth. Rev., Asset Bkd.	Baa3	6.50	6/01/26	1,920	2,114,726
Washington St. Economic Dev. Fin. Auth. Lease Rev., Biomedical Resh. Pptys II,
M.B.I.A.	Aaa	5.00	6/01/22	3,070	3,281,584
M.B.I.A.	Aaa	5.00	6/01/21	3,165	3,388,227

					16,863,022

West Virginia 0.3%
West Virginia St. Hosp. Fin. Auth., Oak Hill Hosp. Rev., Ser. B (Pre-refunded Date 9/01/10)(b)	A2	6.75	9/01/30	2,000	2,222,820

Wisconsin 0.6%
Badger Tobacco Asset Secur. Corp., Rev., Asset Bkd.	Baa3	6.125	6/01/27	2,755	2,974,353
Wisconsin St. Health & Ed. Facs. Auth. Rev., Marshfield Clinic, Ser. B	BBB+(d)	6.00	2/15/25	2,000	2,157,720

					5,132,073

Total long-term investments (cost $824,662,950)					862,962,683

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	33

Portfolio of Investments

as of December 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS

Alabama
McIntosh Ind. Dev. Brd. Environ. Impvt. Rev., A.M.T., F.R.D.D.(e) (cost $200,000)	P-2	4.32%	1/02/07	$200	$200,000

Total Investments 102.6% (cost $824,862,950; Note 5)					863,162,683
Liabilities in excess of other assets (Note 1)(i) (2.6)%					(22,170,244)

Net Assets 100.0%					$840,992,439

(a)	The following abbreviations are used in portfolio descriptions:

A.C.A.—American Capital Access Corporation

A.C.A.-C.B.I.—A.C.A. Certificate of Bond Insurance

A.M.B.A.C.—American Municipal Bond Assurance Corporation

A.M.T.—Alternative Minimum Tax

B.P.O.—Business Process Outsourcing

C.A.B.S.—Capital Appreciation Bonds

CONNIE LEE—College Construction Loan Insurance Association

E.T.M.—Escrowed to Maturity

F.G.I.C.—Financial Guaranty Insurance Company

F.H.A.—Federal Housing Administration

F.H.L.M.C.—Federal Home Loan Mortgage Corporation

F.N.M.A.—Federal National Mortgage Association

F.R.D.D.—Floating Rate (Daily) Demand

F.S.A.—Financial Security Assurance

G.N.M.A.—Government National Mortgage Association

G.O.—General Obligation

G.T.D.—Guaranteed

I.B.C.—Insured Bond Certificates

M.B.I.A.—Municipal Bond Investors Assurance Company

NR —Not Rated by Moody’s or Standard and Poor’s ratings

P.S.F.— Permanent School Fund

T.C.R.S.—Transferable Custodial Receipts

X.L.C.A.—XL Capital Assurance

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(b)	All or partial escrowed to maturity and pre-refunded securities are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c)	Represents issuer in default of interest payments; non-income producing security.
(d)	Standard & Poor’s rating.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

(e)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2006.
(f)	All or portion of security segregated as collateral for financial futures contracts.
(g)	Indicates a security that has been deemed illiquid.
(h)	Represents all or partial amount utilized in the Municipal Tender Option Bond transactions. The aggregated principal amount of the inverse floaters and the floating rate notes (included in liabilities) are $24,120,000 and $30,810,000, respectively.
(i)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures as follows:

Open futures contracts outstanding at 12/31/06:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
50	U.S. Treasury 5 Yr Note	Mar. 07	$5,253,125	$5,278,991	$(25,866)
5	U.S. Treasury 2 Yr Note	Mar. 07	1,020,156	1,023,447	(3,291)

					$(29,157)

	Short Positions:
166	U.S. Treasury 10 Yr Note	Mar. 07	17,839,812	18,040,805	$200,993
189	U.S. Treasury 30 Yr Bond	Mar. 07	21,061,688	21,622,568	560,880

					$761,873

					$732,716

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	35

Portfolio of Investments

as of December 31, 2006 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Transportation	16.3%
General Obligation	14.5
Healthcare	13.9
Lease Backed Certificate of Participation	10.2
Education	9.9
Special Tax/Assessment District	8.2
Power	7.0
Water & Sewer	5.6
Corporate Backed IDB & PCR	4.5
Other	3.6
Housing	3.5
Tobacco	2.1
Pooled Financing	2.1
Solid Waste/Resource Recovery	0.8
Tobacco Appropriated	0.4
Short-Term Investment	0.0 *

102.6
Liabilities in excess of other assets	(2.6)

100.0%

Industry classification is subject to change.

*	Less than 0.05%.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Statement of Assets and Liabilities

as of December 31, 2006

Assets
Unaffiliated investments at value (cost $824,862,950)	$863,162,683
Cash	45,894
Interest receivable	12,504,247
Receivable for Fund shares sold	76,791
Due from broker—variation margin	34,953
Prepaid expenses	10,191

Total assets	875,834,759

Liabilities
Payable for floating rate notes issued	30,810,000
Payable for Fund shares reacquired	1,632,325
Accrued expenses	839,965
Dividends payable	542,425
Interest expense and fees payable	357,831
Management fee payable	355,242
Distribution fee payable	198,173
Deferred directors’ fees	76,296
Transfer agent fee payable	30,063

Total liabilities	34,842,320

Net Assets	$840,992,439

Net assets were comprised of:
Common stock, at par	$556,193
Paid-in capital in excess of par	800,685,772

801,241,965
Undistributed net investment income	393,925
Accumulated net realized gain on investments	324,100
Net unrealized appreciation on investments	39,032,449

Net assets, December 31, 2006	$840,992,439

Class A
Net asset value and redemption price per share ($769,524,669 ÷ 50,902,897 shares of common stock issued and outstanding)	$15.12
Maximum sales charge (4% of offering price)	.63

Maximum offering price to public	$15.75

Class B
Net asset value, offering price and redemption price per share ($53,762,716 ÷ 3,546,974 shares of common stock issued and outstanding)	$15.16

Class C
Net asset value, offering price and redemption price per share ($12,254,866 ÷ 808,618 shares of common stock issued and outstanding)	$15.16

Class Z
Net asset value, offering price and redemption price per share ($5,450,188 ÷ 360,792 shares of common stock issued and outstanding)	$15.11

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	37

Statement of Operations

Year Ended December 31, 2006

Net Investment Income
Income
Interest	$24,592,978

Expenses
Management fee	2,414,122
Distribution fee—Class A	1,166,442
Distribution fee—Class B	126,806
Distribution fee—Class C	29,133
Interest expenses and fees	497,160
Transfer agent’s fee and expenses (including affiliated expense of $226,000)	325,000
Reports to shareholders	85,000
Custodian’s fees and expenses	81,000
Registration fees	60,000
Legal fees	35,000
Audit fee	24,000
Insurance	21,000
Directors’ fees	19,000
Miscellaneous	5,459

Total expenses	4,889,122

Net investment income	19,703,856

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	2,113,028
Financial futures transactions	(472,364)

1,640,664

Net change in unrealized appreciation (depreciation) on:
Investments	(1,123,945)
Financial futures contracts	1,185,469

61,524

Net gain on investments	1,702,188

Net Increase In Net Assets Resulting From Operations	$21,406,044

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$19,703,856	$20,809,303
Net realized gain on investments	1,640,664	2,951,311
Net change in unrealized appreciation (depreciation) on investments	61,524	(7,892,054)

Net increase in net assets resulting from operations	21,406,044	15,868,560

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(18,340,387)	(19,342,671)
Class B	(934,711)	(1,189,557)
Class C	(133,679)	(131,024)
Class Z	(128,569)	(158,092)

	(19,537,346)	(20,821,344)

Distributions from net realized gains
Class A	(2,075,440)	(2,658,359)
Class B	(107,175)	(162,179)
Class C	(16,821)	(18,650)
Class Z	(13,314)	(19,119)

	(2,212,750)	(2,858,307)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	11,548,760	15,906,773
Net asset value of shares issued in connection with merger (Note 7)	383,224,932	—
Net asset value of shares issued in reinvestment of dividends and distributions	13,892,030	15,136,662
Cost of shares reacquired	(73,481,771)	(70,305,881)

Increase (decrease) in net assets from Fund share transactions	335,183,951	(39,262,446)

Total increase (decrease)	334,839,899	(47,073,537)

Net Assets
Beginning of year	506,152,540	553,226,077

End of year(a)	$840,992,439	$506,152,540

(a) Includes undistributed net investment income of:	$393,925	$353,860

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	39

Notes to Financial Statements

Dryden National Municipals Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and capitalization of the issuer; the prices of any recent

40	Visit our website at www.jennisondryden.com

transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2006, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Interest Rate Swaps: The Fund may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Net interest payments/receipts are included in interest income in the Statement of Operations.

During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Inverse Floaters: The Fund invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate

Dryden National Municipals Fund, Inc.	41

Notes to Financial Statements

Cont’d

movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund invests in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less currrent income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. In accordance with FAS Statement No. 140, the Fund’s account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.”

The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying

42	Visit our website at www.jennisondryden.com

security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Written Options, financial future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at the end of the fiscal period include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment on sales of portfolio securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dryden National Municipals Fund, Inc.	43

Notes to Financial Statements

Cont’d

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate was .48 of 1% for the year ended December 31, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are

44	Visit our website at www.jennisondryden.com

accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2006, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received approximately $61,000 in front-end sales charges resulting from sales of Class A shares, during the year ended December 31, 2006. From these fees, PIMS paid a substantial portion of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PlMS has advised the Fund that for the year ended December 31, 2006, it received approximately $29,700 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 28, 2005 through October 27, 2006, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 27, 2006, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 26, 2007. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2006.

Dryden National Municipals Fund, Inc.	45

Notes to Financial Statements

Cont’d

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2006, aggregated $231,103,633 and $284,187,427, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized gain on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments.

For the year ended December 31, 2006, the adjustments were to decrease undistributed net investment income, by $126,445 increase accumulated net realized gain by $219,825, decrease paid in capital by $66,654 and decrease net unrealized appreciation on investments by $26,726 due to the difference in the treatment of accreting market discount between financial and tax reporting, other merger related issues and the differences in accounting treatment between book and tax relating to municipal tender option bond transactions. Net investment income, net realized gains and net assets were not affected by this change.

46	Visit our website at www.jennisondryden.com

For the years ended December 31, 2006 and 2005, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $19,537,346 and $20,794,456 of tax-exempt income, $239,509 and $703,189 of ordinary income, and $1,973,241 and $2,182,006 of long-term capital gains, respectively.

As of December 31, 2006, the components of distributable earnings on a tax basis were $393,925 of tax-exempt income, $370,155 of ordinary income and $352,934 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$793,719,225	$41,276,842	$2,643,384	$38,633,458

The differences between book and tax basis are primarily attributable to differences in the treatment of accreting market discount for book and tax purposes.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are subject to a CDSC of 1% within 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Dryden National Municipals Fund, Inc.	47

Notes to Financial Statements

Cont’d

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2006:
Shares sold	490,088	$7,804,055
Shares issued in connection with the mergers	22,306,557	337,766,998
Shares issued in reinvestment of dividends and distributions	864,075	13,027,032
Shares reacquired	(4,435,437)	(66,820,369)

Net increase (decrease) in shares outstanding before conversion	19,225,283	291,777,716
Shares issued upon conversion from Class B	364,062	5,501,668

Net increase (decrease) in shares outstanding	19,589,345	$297,279,384

Year ended December 31, 2005:
Shares sold	879,629	$13,411,701
Shares issued in reinvestment of dividends and distributions	924,385	14,061,634
Shares reacquired	(4,061,757)	(61,859,857)

Net increase (decrease) in shares outstanding before conversion	(2,257,743)	(34,386,522)
Shares issued upon conversion from Class B	358,614	5,459,799

Net increase (decrease) in shares outstanding	(1,899,129)	$(28,926,723)

Class B
Year ended December 31, 2006:
Shares sold	205,317	$2,888,247
Shares issued in connection with the mergers	2,205,400	33,760,673
Shares issued in reinvestment of dividends and distributions	41,106	621,574
Shares reacquired	(327,067)	(4,942,798)

Net increase (decrease) in shares outstanding before conversion	2,124,756	32,327,696
Shares reacquired upon conversion into Class A	(363,045)	(5,501,668)

Net increase (decrease) in shares outstanding	1,761,711	$26,826,028

Year ended December 31, 2005:
Shares sold	105,478	$1,614,072
Shares issued in reinvestment of dividends and distributions	51,992	793,267
Shares reacquired	(377,197)	(5,766,389)

Net increase (decrease) in shares outstanding before conversion	(219,727)	(3,359,050)
Shares reacquired upon conversion into Class A	(357,620)	(5,459,799)

Net increase (decrease) in shares outstanding	(577,347)	$(8,818,849)

48	Visit our website at www.jennisondryden.com

Class C	Shares	Amount
Year ended December 31, 2006:
Shares sold	40,786	$637,059
Shares issued in connection with the mergers	591,006	8,959,024
Shares issued in reinvestment of dividends and distributions	7,193	108,790
Shares reacquired	(60,465)	(915,496)

Net increase (decrease) in shares outstanding	578,520	$8,789,377

Year ended December 31, 2005:
Shares sold	33,408	$506,868
Shares issued in reinvestment of dividends and distributions	7,188	109,665
Shares reacquired	(87,986)	(1,341,258)

Net increase (decrease) in shares outstanding	(47,390)	$(724,725)

Class Z
Year ended December 31, 2006:
Shares sold	14,455	$219,399
Shares issued in connection with the mergers	180,809	2,738,237
Shares issued in reinvestment of dividends and distributions	8,936	134,634
Shares reacquired	(53,379)	(803,108)

Net increase (decrease) in shares outstanding	150,821	$2,289,162

Year ended December 31, 2005:
Shares sold	24,574	$374,132
Shares issued in reinvestment of dividends and distributions	11,313	172,096
Shares reacquired	(88,091)	(1,338,377)

Net increase (decrease) in shares outstanding	(52,204)	$(792,149)

Note 7. Reorganization

On December 15, 2006, Dryden National Municipals Fund, Inc. acquired all of the net assets of Dryden Municipal Series Fund/Florida Series, Dryden Municipal Series Fund/New Jersey Series, Dryden Municipal Series Fund/New York Series, and Dryden Municipal Series Fund/Pennsylvania Series, pursuant to a plan of reorganization approved by the Dryden Municipal Series Fund/Florida Series, Dryden Municipal Series Fund/New Jersey Series, Dryden Municipal Series Fund/New York Series, and Dryden Municipal Series Fund/Pennsylvania Series shareholders on October 13, 2006. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C, and Class Z shares for the corresponding classes of Dryden Municipal Series Fund/Florida Series, Dryden Municipal Series Fund/New Jersey Series, Dryden Municipal Series Fund/New York Series, and Dryden Municipal Series Fund/Pennsylvania Series.

Dryden National Municipals Fund, Inc.	49

Notes to Financial Statements

Cont’d

Merged Funds		Acquiring Fund
Dryden Municipal Series Fund/ Florida Series		Dryden National Municipals Fund, Inc.
Class	Shares	Class	Shares	Value
A	3,749,783	A	2,485,498	$37,661,008
B	352,189	B	232,806	3,537,489
C	258,265	C	170,711	2,593,951
Z	48,740	Z	32,333	489,611

Dryden Municipal Series Fund/ New Jersey Series		Dryden National Municipals Fund, Inc.
Class	Shares	Class	Shares	Value
A	8,685,484	A	6,111,073	$92,596,802
B	813,197	B	570,801	8,673,309
C	370,593	C	260,125	3,952,605
Z	73,595	Z	52,179	790,117

Dryden Municipal Series Fund/ New York Series		Dryden National Municipals Fund, Inc.
Class	Shares	Class	Shares	Value
A	10,693,560	A	7,924,509	$120,074,539
B	685,194	B	506,818	7,701,097
C	140,146	C	103,667	1,575,224
Z	129,598	Z	96,297	1,458,183

Dryden Municipal Series Fund/ Pennsylvania Series		Dryden National Municipals Fund, Inc.
Class	Shares	Class	Shares	Value
A	8,804,566	A	5,785,477	$87,663,286
B	1,366,247	B	894,975	13,599,143
C	86,267	C	56,503	858,568

The aggregate net assets and unrealized appreciation of the Merged funds immediately before the acquisition were:

Merged Funds	Total Net Assets	Unrealized Appreciation
Dryden Municipal Series Fund/Florida Series	$44,282,059	$1,812,228
Dryden Municipal Series Fund/New Jersey Series	106,012,833	6,523,519
Dryden Municipal Series Fund/New York Series	130,809,043	6,571,304
Dryden Municipal Series Fund/Pennsylvania Series	102,120,997	2,479,386

	$383,224,932	$17,386,437

50	Visit our website at www.jennisondryden.com

The aggregate net assets of Dryden National Municipals Fund immediately before the acquisition was $468,305,884.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits or expenses resulting from tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Dryden National Municipals Fund, Inc.	51

Financial Highlights

	Class A
	Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.09

Income from investment operations
Net investment income	.59
Net realized and unrealized gain (loss) on investment transactions	.10

Total from investment operations	.69

Less dividends and distributions
Dividends from net investment income	(.59)
Distributions from net realized gains	(.07)

Total dividends and distributions	(.66)

Net asset value, end of year	$15.12

Total Return(a):	4.68%
Ratios/Supplemental Data:
Net assets, end of year (000)	$769,525
Average net assets (000)	$466,577
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.97	%(c)
Expenses, excluding distribution and service (12b-1) fees	.72	%(c)
Net investment income	3.96%
For Class A, B, C and Z shares:
Portfolio turnover rate	45%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense is .87% and the expense ratio excluding 12b-1 and interest and fees expense is .62%.

See Notes to Financial Statements.

52	Visit our website at www.jennisondryden.com

Class A
Year Ended December 31,
2005	2004	2003	2002

$15.32	$15.52	$15.82	$15.32

.60	.59	.67	.75
(.15)	.02	.05	.64

.45	.61	.72	1.39

(.60)	(.59)	(.67)	(.73)
(.08)	(.22)	(.35)	(.16)

(.68)	(.81)	(1.02)	(.89)

$15.09	$15.32	$15.52	$15.82

3.02%	4.11%	4.63%	9.27%

$472,491	$508,667	$549,537	$595,874
$492,151	$525,601	$570,837	$584,236

.87%	.86%	.87%	.87%
.62%	.61%	.62%	.62%
3.93%	3.83%	4.22%	4.68%

39%	49%	157%	97%

Dryden National Municipals Fund, Inc.	53

Financial Highlights

Cont’d

	Class B
	Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.13

Income from investment operations
Net investment income	.55
Net realized and unrealized gain (loss) on investment transactions	.10

Total from investment operations	.65

Less dividends and distributions
Dividends from net investment income	(.55)
Distributions from net realized gains	(.07)

Total dividends and distributions	(.62)

Net asset value, end of year	$15.16

Total Return(a):	4.42%
Ratios/Supplemental Data:
Net assets, end of year (000)	$53,763
Average net assets (000)	$25,361
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.22	%(b)
Expenses, excluding distribution and service (12b-1) fees	.72	%(b)
Net investment income	3.72%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense is 1.12% and the expense ratio excluding 12b-1 and interest and fees expense is .62%

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

Class B
Year Ended December 31,
2005	2004	2003	2002

$15.36	$15.56	$15.86	$15.36

.56	.55	.63	.71
(.15)	.02	.05	.64

.41	.57	.68	1.35

(.56)	(.55)	(.63)	(.69)
(.08)	(.22)	(.35)	(.16)

(.64)	(.77)	(.98)	(.85)

$15.13	$15.36	$15.56	$15.86

2.76%	3.85%	4.37%	8.99%

$27,013	$36,285	$42,267	$47,612
$32,345	$39,139	$45,147	$49,097

1.12%	1.11%	1.12%	1.12%
.62%	.61%	.62%	.62%
3.67%	3.58%	3.97%	4.43%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	55

Financial Highlights

Cont’d

	Class C
	Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.13

Income from investment operations
Net investment income	.52
Net realized and unrealized gain (loss) on investment transactions	.10

Total from investment operations	.62

Less dividends and distributions
Dividends from net investment income	(.52)
Distributions from net realized gains	(.07)

Total dividends and distributions	(.59)

Net asset value, end of year	$15.16

Total Return(a):	4.16%
Ratios/Supplemental Data:
Net assets, end of year (000)	$12,255
Average net assets (000)	$3,884
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.47	%(c)
Expenses, excluding distribution and service (12b-1) fees	.72	%(c)
Net investment income	3.49%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(c)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense is 1.37% and the expense ratio excluding 12b-1 and interest and fees expense is .62%.

See Notes to Financial Statements.

56	Visit our website at www.jennisondryden.com

Class C
Year Ended December 31,
2005	2004	2003	2002

$15.36	$15.56	$15.86	$15.36

.52	.51	.59	.67
(.15)	.02	.05	.64

.37	.53	.64	1.31

(.52)	(.51)	(.59)	(.65)
(.08)	(.22)	(.35)	(.16)

(.60)	(.73)	(.94)	(.81)

$15.13	$15.36	$15.56	$15.86

2.50%	3.59%	4.11%	8.71%

$3,482	$4,261	$5,163	$6,107
$3,822	$4,628	$5,792	$5,709

1.37%	1.36%	1.37%	1.37%
.62%	.61%	.62%	.62%
3.42%	3.33%	3.73%	4.17%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	57

Financial Highlights

Cont’d

	Class Z
	Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.08

Income from investment operations
Net investment income	.63
Net realized and unrealized gain (loss) on investment transactions	.10

Total from investment operations	.73

Less dividends and distributions
Dividends from net investment income	(.63)
Distributions from net realized gains	(.07)

Total dividends and distributions	(.70)

Net asset value, end of year	$15.11

Total Return(a):	4.94%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,450
Average net assets (000)	$3,139
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.72	%(b)
Expenses, excluding distribution and service (12b-1) fees	.72	%(b)
Net investment income	4.13%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense is .62% and the expense ratio excluding 12b-1 and interest and fees expense is .62%.

See Notes to Financial Statements.

58	Visit our website at www.jennisondryden.com

Class Z
Year Ended December 31,
2005	2004	2003	2002

$15.31	$15.51	$15.81	$15.32

.64	.63	.71	.78
(.15)	.02	.05	.64

.49	.65	.76	1.42

(.64)	(.63)	(.71)	(.77)
(.08)	(.22)	(.35)	(.16)

(.72)	(.85)	(1.06)	(.93)

$15.08	$15.31	$15.51	$15.81

3.27%	4.37%	4.90%	9.47%

$3,166	$4,013	$4,221	$4,383
$3,785	$4,064	$4,453	$3,314

.62%	.61%	.62%	.62%
.62%	.61%	.62%	.62%
4.17%	4.08%	4.47%	4.91%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	59

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Dryden National Municipals Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden National Municipals Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dryden National Municipals Fund, Inc. as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 1, 2007

60	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2006) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year.

During fiscal year ended December 31, 2006, the Fund paid aggregate dividends and distributions as follows:

	Dividends and Distributions
	Class A	Class B	Class C	Class Z

Tax-Exempt Income	$0.59	$0.55	$0.52	$0.63
Short-Term Capital Gains*	0.01	0.01	0.01	0.01
Long-Term Capital Gains	0.06	0.06	0.06	0.06

	0.66	0.62	0.59	0.70

*	For federal income tax purposes, short-term capital gains distributions are taxable as ordinary income.

We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deductions.

The Fund intends to designate 100% of the ordinary income dividends as qualified short-term capital gains (“QSTCG”) under The American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099 DIV and/or 1099 INT, if applicable, or substitute forms as to the federal tax status of the distributions received by you in calendar year 2006.

Dryden National Municipals Fund, Inc.	61

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Dryden National Municipals Fund, Inc. (the ”Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 2003(3) Oversees 72 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1995(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

62	Visit our website at www.jennisondryden.com

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 154 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden National Municipals Fund, Inc.	63

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

64	Visit our website at www.jennisondryden.com

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden National Municipals Fund, Inc.	65

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	0.49%	4.27%	4.75%	—
Class B	–0.58	4.69	4.89	—
Class C	3.16	4.60	4.63	—
Class Z	4.94	5.37	N/A	4.78% (1/22/99)

Average Annual Total Returns (Without Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	4.68%	5.12%	5.18%	—
Class B	4.42	4.86	4.89	—
Class C	4.16	4.60	4.63	—
Class Z	4.94	5.37	N/A	4.78% (1/22/99)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 years of returns.

The graph compares a $10,000 investment in the Dryden National Municipals Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden National Municipals Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS

Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Acting Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie, Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden National Municipals Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden National Municipals Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	N/A
CUSIP	262470107	262470206	262470305	262470404

MF104E    IFS-A129922    Ed. 02/2007

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $23,500 and $23,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. For the fiscal year ended December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $913 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $50,087, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden National Municipals Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 23, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 23, 2007

*	Print the name and title of each signing officer under his or her signature.